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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                              __________________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported):  March 19, 2002
                              __________________

                                  ANSYS, INC.
             (Exact Name of Registrant as Specified in its Charter)

           Delaware                      0-20853                04-3219960
(State or Other Jurisdiction of  (Commission File Number)    (I.R.S. Employer
Incorporation or Organization)                              Identification No.)


275 Technology Drive, Canonsburg, PA                              15317
(Address of Principal Executive Offices)                        (Zip Code)


      (Registrant's Telephone Number, Including Area Code) (724) 746-3304

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Item 4.  Changes in Registrant's Certifying Accountants

     On March 19, 2002, the Registrant dismissed its independent accountants, PricewaterhouseCoopers LLP, as the principal accountant to audit the Registrant's financial statements. The dismissal of the independent accountants of the Registrant was recommended by the Registrant's management following the solicitation of bids to perform the Registrant's audit work and was approved by the Audit Committee of the Registrant's Board of Directors.

     During the two fiscal years ended December 31, 2001 and the subsequent interim period through March 19, 2002, there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused it to make reference to the subject matter of the disagreement in connection with its reports. Furthermore, PricewaterhouseCoopers LLP's reports for the two most recently completed fiscal years did not contain any adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. In addition, no events required to be reported pursuant to Item 304(a)(1)(v) of Regulation S-K have occurred during the two most recently completed fiscal years or subsequent interim period through March 19, 2002.

     The Registrant requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made in this Form 8-K. A copy of this letter, dated March 25, 2002, is filed as Exhibit 16 to this Form 8-K.

     The Registrant approved the engagement of Deloitte & Touche LLP as its new independent accountants on March 19, 2002. The engagement of Deloitte & Touche LLP was recommended by the Registrant's management following the solicitation of bids to perform the Registrant's audit work and was approved by the Audit Committee of the Registrant's Board of Directors. There has been no consultation during the past two years by the Registrant with Deloitte & Touche LLP regarding the application of accounting principles or the type of audit opinion that might be rendered on the Registrant's financial statements.
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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits


     (c)  Exhibits.

       Exhibit
       Number   Description
       -------  ------------------------------------------------------
         16     Letter, dated March 25, 2002 to Securities and Exchange
                Commission from PricewaterhouseCoopers LLP regarding change in independent accountants.
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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                             ANSYS, INC.
                                             (Registrant)


Date:  March 26, 2002                   By:  /s/  MARIA T. SHIELDS
                                             ----------------------

                                              Maria T. Shields - Chief Financial
                                              Officer, VP of Finance and
                                              Administration

                                              (Ms. Shields is the  Principal
                                              Financial and Accounting Officer
                                              and has been duly authorized to
                                              sign on behalf of the Registrant)